UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 24, 2003

Sylvan Learning Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	0-22844	52-1492296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fleet Street, Baltimore, Maryland  21202

(Address of Principal Executive Offices)  (ZIP Code)

Registrant’s telephone number, including area code: (410) 843-8000

1000 Lancaster Street, Baltimore, Maryland  21202

(Former Name or Former Address, if Changed Since Last Report)

Item 7.            Financial Statements and Exhibits.

                        (c)  Exhibits

Exhibit            Description

99.1                 Press Release issued April 24, 2003.

Item 9.            Regulation FD Disclosure

This information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

Attached as Exhibit 99.1 hereto is the Registrant’s  Earnings Results for the 2003 First Quarter. This information is not being filed but rather is being furnished under Regulation FD. The Registrant has posted this Current Report on Form 8-K on its internet website at www.educate.com.

SIGNATURE

                        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYLVAN LEARNING SYSTEMS, INC.

/s/ Sean R. Creamer
Name:	Sean R. Creamer
Title:	Senior Vice President and
Chief Financial Officer

Date:  April 24, 2003